EXHIBIT 99.1

WESTERN GAS ANNOUNCES

FIRST-QUARTER 2013 RESULTS

HOUSTON, May 1, 2013 – Western Gas Partners, LP (NYSE: WES) (“WES”) and Western Gas Equity Partners, LP (NYSE: WGP) (“WGP”) today announced first-quarter 2013 financial and operating results.

WESTERN GAS PARTNERS, LP

Net income available to limited partners for the first quarter of 2013, which includes results from the 33.75% interest in certain Anadarko-operated Marcellus gathering assets acquired from a third-party (the “Anadarko-Operated Marcellus Interest”) beginning in March 2013, totaled $32.4 million, or $0.31 per common unit (diluted). For the first-quarter of 2013, Adjusted EBITDA (1) was $95.9 million and Distributable cash flow (1) was $79.1 million, resulting in a Coverage ratio (1) of 1.13 times for the period.

Total throughput attributable to WES for the first quarter of 2013 averaged 2.9 Bcf/d, flat with the prior quarter and 7% above the first quarter of 2012. These results include the net throughput attributable to the Mountain Gas Resources (“MGR”) assets and the 33.75% interest in certain third-party operated Marcellus gathering assets acquired from Anadarko (the “Non-Operated Marcellus Interest”) for all periods of comparison, throughput attributable to the additional Chipeta interest beginning in August 2012, and throughput attributable to the Anadarko-Operated Marcellus Interest beginning in March 2013.

Excluding acquisitions, capital expenditures attributable to WES on a cash basis totaled $161.5 million during the first quarter of 2013. Of this amount, maintenance capital expenditures were $6.0 million, or 6% of Adjusted EBITDA (1). Capital expenditures attributable to WES on an accrual basis and excluding acquisitions totaled $159.4 million during the first quarter of 2013.

(1)	Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

“Our first quarter operating performance was in line with our expectations,” said President and Chief Executive Officer, Don Sinclair. “We are pleased by the volume trajectory of our recently acquired Marcellus assets, the over 50 first-quarter well connections in our liquids-rich areas that will drive throughput growth, and the projected start-up of our Brasada facility in June. We maintain the full-year 2013 guidance that we released in February.”

WES previously declared a quarterly distribution of $0.54 per unit for the first quarter of 2013, representing a 4% increase over the prior quarter and a 17% increase over the first-quarter 2012 distribution of $0.46 per unit. The distribution will be paid on May 13, 2013, to unitholders of record at the close of business on April 30, 2013. The first-quarter 2013 Coverage ratio (1) of 1.13 times is based on the quarterly distribution of $0.54 per unit.

WESTERN GAS EQUITY PARTNERS, LP

As of March 31, 2013, WGP indirectly owned the 2% general partner interest and 100% of the incentive distribution rights in WES and 49,296,205 WES common units. Net income available to limited partners for the first quarter of 2013, totaled $27.7 million, or $0.13 per common unit (diluted).

WGP previously declared a quarterly distribution of $0.17875 per unit for the first quarter of 2013, representing an 8% increase over the non-prorated distribution from the prior quarter. The distribution will be paid on May 22, 2013, to unitholders of record at the close of business on April 30, 2013. WGP will receive distributions from WES of $40.0 million attributable to the first quarter and will pay out $39.1 million in distributions for the first quarter of 2013.

CONFERENCE CALL TOMORROW AT 11 A.M. CDT

Western Gas Partners and Western Gas Equity Partners will host a joint conference call on Thursday, May 2, 2013, at 11 a.m. Central Daylight Time (12 p.m. Eastern Daylight Time) to discuss first-quarter 2013 results. To participate via telephone, please dial 877.621.4819 and enter participant code 36700946. Please call in 10 minutes prior to the scheduled start time. To access the live audio webcast of the conference call and slide presentation, please visit www.westerngas.com. A replay of the call will also be available on the website for approximately two weeks following the conference call.

(1)	Please see the tables at the end of this release for a reconciliation of non-GAAP to GAAP measures and calculation of the Coverage ratio.

Western Gas Partners, LP (“WES”) is a growth-oriented Delaware master limited partnership formed by Anadarko Petroleum Corporation to own, operate, acquire and develop midstream energy assets. With midstream assets in East, West and South Texas, the Rocky Mountains, north-central Pennsylvania and the Mid-Continent, WES is engaged in the business of gathering, processing, compressing, treating and transporting natural gas, condensate, natural gas liquids and crude oil for Anadarko and other producers and customers.

Western Gas Equity Partners, LP (“WGP”) is a Delaware master limited partnership formed by Anadarko to own three types of interests in WES: (i) the 2.0% general partner interest, through WGP’s 100% ownership of WES’s general partner; (ii) all of the incentive distribution rights in WES; and (iii) a significant limited partner interest in WES.

For more information about Western Gas Partners, LP and Western Gas Equity Partners, LP, please visit www.westerngas.com.

This news release contains forward-looking statements. Western Gas Partners and Western Gas Equity Partners believe that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. These factors include the ability to meet financial guidance or distribution growth expectations; the ability to safely and efficiently operate WES’s assets; the ability to obtain new sources of natural gas supplies; the effect of fluctuations in commodity prices and the demand for natural gas and related products; the ability to meet projected in-service dates for capital growth projects; and construction costs or capital expenditures exceeding estimated or budgeted costs or expenditures, as well as other factors described in the “Risk Factors” sections of WES’s and WGP’s most recent Forms 10-K filed with the Securities and Exchange Commission and other public filings and press releases by Western Gas Partners and Western Gas Equity Partners. Western Gas Partners and Western Gas Equity Partners undertake no obligation to publicly update or revise any forward-looking statements.

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WESTERN GAS CONTACT

Benjamin Fink, CFA

SVP, Chief Financial Officer and Treasurer

832.636.6010

benjamin.fink@westerngas.com

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures

Below are reconciliations of the Partnership’s Distributable cash flow (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and Adjusted EBITDA (non-GAAP) to net income attributable to Western Gas Partners, LP (GAAP) and net cash provided by operating activities (GAAP), as required under Regulation G of the Securities Exchange Act of 1934. Management believes that the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio are widely accepted financial indicators of the Partnership’s financial performance compared to other publicly traded partnerships and are useful in assessing the Partnership’s ability to incur and service debt, fund capital expenditures and make distributions. Distributable cash flow, Adjusted EBITDA and Coverage ratio, as defined by the Partnership, may not be comparable to similarly titled measures used by other companies. Therefore, the Partnership’s Distributable cash flow, Adjusted EBITDA and Coverage ratio should be considered in conjunction with net income and other applicable performance measures, such as operating income or cash flows from operating activities.

Distributable Cash Flow

The Partnership defines Distributable cash flow as Adjusted EBITDA, plus interest income, less net cash paid for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures and income taxes.

	Three Months Ended
	March 31,
thousands except Coverage ratio	2013		2012 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio
Net income attributable to Western Gas Partners, LP	$50,657		$53,651
Add:
Distributions from equity investees	5,006		4,441
Non-cash equity-based compensation expense	877		4,066
Interest expense, net (non-cash settled)	—		81
Income tax expense	4,236		4,429
Depreciation, amortization and impairments (2)	31,824		26,412
Less:
Equity income, net	3,980		3,613
Cash paid for maintenance capital expenditures (2)	6,032		6,315
Capitalized interest	3,181		657
Cash paid for income taxes	—		72
Other income (2) (3)	277		62
Distributable cash flow	$79,130		$82,361

Distributions declared (4)
Limited partners	$56,759
General partner	13,384
Total	$70,143
Coverage ratio	1.13	x

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)

Includes the Partnership’s 51% share for the three months ended March 31, 2012, and 75% share for the three months ended March 31, 2013, of depreciation, amortization and impairments; cash paid for maintenance capital expenditures; and other income attributable to Chipeta.

(3)	Excludes income of $0.4 million for each of the three months ended March 31, 2013 and 2012, related to a component of a gas processing agreement accounted for as a capital lease.

(4)	Reflects distributions of $0.54 per unit declared for the three months ended March 31, 2013.

Western Gas Partners, LP Reconciliation of GAAP to Non-GAAP Measures, continued

Adjusted EBITDA

The Partnership defines Adjusted EBITDA as net income attributable to Western Gas Partners, LP, plus distributions from equity investees, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation, amortization and impairments, and other expense, less income from equity investments, interest income, income tax benefit, other income and other nonrecurring adjustments that are not settled in cash.

Three Months Ended
March 31,

thousands	2013	2012 (1)
Reconciliation of Net income attributable to Western Gas Partners, LP to Adjusted EBITDA
Net income attributable to Western Gas Partners, LP	$50,657	$53,651
Add:
Distributions from equity investees	5,006	4,441
Non-cash equity-based compensation expense	877	4,066
Interest expense	11,811	9,581
Income tax expense	4,236	4,429
Depreciation, amortization and impairments (2)	31,824	26,412
Less:
Equity income, net	3,980	3,613
Interest income, net – affiliates	4,225	4,225
Other income (2) (3)	277	62
Adjusted EBITDA	$95,929	$94,680

Reconciliation of Adjusted EBITDA to Net cash provided by operating activities
Adjusted EBITDA attributable to Western Gas Partners, LP	$95,929	$94,680
Adjusted EBITDA attributable to noncontrolling interests	2,846	4,898
Interest income (expense), net	(7,586)	(5,356)
Non-cash equity based compensation expense	(73)	(3,152)
Debt-related amortization and other items, net	560	511
Current income tax expense	(3,112)	7,783
Other income (expense), net (3)	278	62
Distributions from equity investees less than (in excess of) equity income, net	(1,026)	(828)
Changes in operating working capital:
Accounts receivable and natural gas imbalance receivable	20,754	32,827
Accounts payable, accrued liabilities and natural gas imbalance payable	21,287	(13,665)
Other	98	960
Net cash provided by operating activities	$129,955	$118,720

Cash flow information of Western Gas Partners, LP
Net cash provided by operating activities	$129,955	$118,720
Net cash used in investing activities	(771,888)	(539,069)
Net cash provided by financing activities	285,468	233,408

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)

Includes the Partnership’s 51% share for the three months ended March 31, 2012, and 75% share for the three months ended March 31, 2013, of depreciation, amortization and impairments and other income attributable to Chipeta.

(3)	Excludes income of $0.4 million for each of the three months ended March 31, 2013 and 2012, related to a component of a gas processing agreement accounted for as a capital lease.

Western Gas Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

Three Months Ended
March 31,

thousands except unit and per-unit amounts	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$102,890	$91,589
Natural gas, natural gas liquids and condensate sales	121,729	128,486
Equity income and other, net	5,128	4,601
Total revenues	229,747	224,676
Operating expenses
Cost of product	83,083	83,156
Operation and maintenance	36,739	32,121
General and administrative	7,664	10,274
Property and other taxes	5,785	4,837
Depreciation, amortization and impairments	32,440	27,067
Total operating expenses	165,711	157,455
Operating income	64,036	67,221
Interest income, net – affiliates	4,225	4,225
Interest expense	(11,811)	(9,581)
Other income (expense), net	674	458
Income before income taxes	57,124	62,323
Income tax expense	4,236	4,429
Net income	52,888	57,894
Net income attributable to noncontrolling interests	2,231	4,243
Net income attributable to Western Gas Partners, LP	$50,657	$53,651
Limited partners’ interest in net income:
Net income attributable to Western Gas Partners, LP	$50,657	$53,651
Pre-acquisition net (income) loss allocated to Anadarko	(5,401)	(5,488)
General partner interest in net (income) loss	(12,886)	(4,339)
Limited partners’ interest in net income	$32,370	$43,824

Net income per common unit – basic and diluted	$0.31	$0.48
Weighted average common units outstanding – basic and diluted	104,815	90,690

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
thousands except number of units	2013	2012 (1)

Current assets	$100,513	$477,212
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	2,988,213	2,717,956
Other assets	297,680	294,754
Total assets	$3,646,406	$3,749,922

Current liabilities	$201,816	$185,306
Long-term debt	1,553,319	1,168,278
Asset retirement obligations and other	72,844	115,902
Total liabilities	$1,827,979	$1,469,486

Equity and partners’ capital
Common units (105,109,682 and 104,660,553 units issued and outstanding at March 31, 2013, and December 31, 2012, respectively)	$1,692,173	$1,957,066
General partner units (2,145,096 and 2,135,930 units issued and outstanding at March 31, 2013, and December 31, 2012, respectively)	54,918	52,752
Net investment by Anadarko	—	199,960
Noncontrolling interests	71,336	70,658
Total liabilities, equity and partners’ capital	$3,646,406	$3,749,922

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Three Months Ended
March 31,

thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$52,888	$57,894
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	32,440	27,067
Change in other items, net	44,627	33,759
Net cash provided by operating activities	$129,955	$118,720

Cash flows from investing activities
Capital expenditures	$(166,463)	$(75,837)
Acquisitions from affiliates	(465,721)	(463,232)
Acquisitions from third parties	(134,869)	—
Investments in equity affiliates	(4,835)	—
Net cash used in investing activities	$(771,888)	$(539,069)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$384,946	$319,000
Repayments of debt	—	(40,000)
Increase (decrease) in accounts payable, banks	(2,808)	4,919
Proceeds from issuance of common and general partner units, net of offering expenses	500	—
Distributions to unitholders	(65,657)	(43,027)
Contributions from noncontrolling interest owners	1,097	9,849
Distributions to noncontrolling interest owners	(2,650)	(5,145)
Net contributions from (distributions to) Anadarko	(29,960)	(12,188)
Net cash provided by financing activities	$285,468	$233,408

Net increase (decrease) in cash and cash equivalents	$(356,465)	$(186,941)
Cash and cash equivalents at beginning of period	419,981	226,559
Cash and cash equivalents at end of period	$63,516	$39,618

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Partners, LP

OPERATING STATISTICS

(Unaudited)

	Three Months Ended
	March 31,
MMcf/d except per-unit amounts	2013	2012 (1)

Throughput
Gathering, treating and transportation (2)	1,627	1,606
Processing (3)	1,233	1,150
Equity investment (4)	201	236
Total throughput (5)	3,061	2,992
Throughput attributable to noncontrolling interests	155	270
Total throughput attributable to Western Gas Partners, LP	2,906	2,722
Gross margin per Mcf attributable to Western Gas Partners, LP (6)	$0.55	$0.55

(1)	Throughput has been recast to include volumes attributable to the Non-Operated Marcellus Interest.

(2)

Excludes average NGL pipeline volumes of 20 MBbls/d and 27 MBbls/d for the three months ended March 31, 2013 and 2012, respectively. Includes 100% of Wattenberg system volumes for all periods presented, and throughput beginning March 2013 attributable to the Anadarko-Operated Marcellus Interest.

(3)	Consists of 100% of Chipeta, Hilight and Platte Valley system volumes, 100% of the Granger and Red Desert complex volumes, and 50% of Newcastle volumes.

(4)

Represents our 14.81% share of Fort Union and 22% share of Rendezvous gross volumes, and excludes our 10% share of average White Cliffs pipeline volumes consisting of 7 MBbls/d and 5 MBbls/d for the three months ended March 31, 2013 and 2012, respectively.

(5)	Includes affiliate, third-party and equity-investment volumes.

(6)

Average for period. Calculated as gross margin, excluding the noncontrolling interest owners’ proportionate share of revenues and cost of product, divided by total throughput attributable to the Partnership (excluding throughput measured in barrels). Calculation includes gross margin attributable to our NGL pipelines and income attributable to our investments in Fort Union, White Cliffs and Rendezvous and volumes attributable to our investments in Fort Union and Rendezvous.

Western Gas Equity Partners, LP

CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION

(Unaudited)

	Three Months Ended
thousands except per-unit amount and Coverage ratio	March 31, 2013
Distributions declared by Western Gas Partners, LP:
General partner interest	$1,403
Incentive distribution rights	11,981
Common units held by WGP	26,620
Less:
Public company general and administrative expense	1,211
Cash available for distribution	$38,793

Declared distribution per common unit	$0.17875

Distributions declared by Western Gas Equity Partners, LP	$39,128

Coverage ratio	0.99	x

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

Three Months Ended
March 31,

thousands except unit and per-unit amounts	2013	2012 (1)

Revenues
Gathering, processing and transportation of natural gas and natural gas liquids	$102,890	$91,589
Natural gas, natural gas liquids and condensate sales	121,729	128,486
Equity income and other, net	5,128	4,601
Total revenues	229,747	224,676
Operating expenses
Cost of product	83,083	83,156
Operation and maintenance	36,739	32,121
General and administrative	8,929	10,274
Property and other taxes	5,785	4,837
Depreciation, amortization and impairments	32,440	27,067
Total operating expenses	166,976	157,455
Operating income	62,771	67,221
Interest income, net – affiliates	4,225	4,225
Interest expense	(11,811)	(9,581)
Other income (expense), net	727	458
Income before income taxes	55,912	62,323
Income tax expense	4,236	16,695
Net income	51,676	45,628
Net income attributable to noncontrolling interests	19,361	28,574
Net income attributable to Western Gas Equity Partners, LP	$32,315	$17,054
Limited partners’ interest in net income: (2)
Net income attributable to Western Gas Equity Partners, LP	$32,315
Pre-acquisition net (income) loss allocated to Anadarko	(4,567)
Limited partners’ interest in net income	$27,748
Net income per common unit – basic and diluted (2)	$0.13
Weighted average number of common units outstanding – basic and diluted (2)	218,896

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

(2)	Amounts not applicable prior to WGP’s IPO on December 12, 2012.

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	March 31,	December 31,
thousands except number of units	2013	2012 (1)

Current assets	$129,038	$478,104
Note receivable – Anadarko	260,000	260,000
Net property, plant and equipment	2,988,213	2,717,956
Other assets	297,680	294,754
Total assets	$3,674,931	$3,750,814

Current liabilities	$203,290	$186,255
Long-term debt	1,553,319	1,168,278
Asset retirement obligations and other	72,844	115,902
Total liabilities	$1,829,453	$1,470,435

Equity and partners’ capital
Common units (218,895,515 issued and outstanding at March 31, 2013, and December 31, 2012)	$682,752	$912,376
Net investment by Anadarko	—	199,960
Noncontrolling interests	1,162,726	1,168,043
Total liabilities, equity and partners’ capital	$3,674,931	$3,750,814

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.

Western Gas Equity Partners, LP

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

Three Months Ended
March 31,

thousands	2013	2012 (1)

Cash flows from operating activities
Net income	$51,676	$45,628
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and impairments	32,440	27,067
Change in other items, net	45,045	21,838
Net cash provided by operating activities	$129,161	$94,533

Cash flows from investing activities
Capital expenditures	$(166,463)	$(75,837)
Acquisitions from affiliates	(465,721)	(463,232)
Acquisitions from third parties	(134,869)	—
Investments in equity affiliates	(4,835)	—
Net cash used in investing activities	$(771,888)	$(539,069)

Cash flows from financing activities
Borrowings, net of debt issuance costs	$384,946	$319,000
Repayments of debt	—	(40,000)
Increase (decrease) in accounts payable, banks	(2,808)	4,919
Proceeds from issuance of WGP common units, net of offering expenses	(2,367)	—
Contributions received from Chipeta noncontrolling interest owners (including Anadarko)	1,097	9,849
Distributions to Chipeta noncontrolling interest owners (including Anadarko)	(2,650)	(5,145)
Distributions to WES noncontrolling interest owners	(28,789)	(22,155)
Distributions to WGP unitholders	(7,852)	—
Net contributions from (distributions to) Anadarko	(29,942)	(8,873)
Net cash provided by financing activities	$311,635	$257,595

Net increase (decrease) in cash and cash equivalents	$(331,092)	$(186,941)
Cash and cash equivalents at beginning of period	422,556	226,559
Cash and cash equivalents at end of period	$91,464	$39,618

(1)	Financial information has been recast to include results attributable to the Non-Operated Marcellus Interest.